                                                                      Exhibit 24


                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  March 6, 2002

/s/ Vance D. Coffman
---------------------------
Vance D. Coffman
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 27, 2002
/s/ Marcus C. Bennett
---------------------------
Marcus C. Bennett
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Caleb B. Hurtt
---------------------------
Caleb B. Hurtt
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Douglas H. McCorkindale
---------------------------
Douglas H. McCorkindale
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Eugene F. Murphy
---------------------------
Eugene F. Murphy
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Frank Savage
---------------------------
Frank Savage
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ James R. Ukropina
---------------------------
James R. Ukropina
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Douglas C. Yearley
---------------------------
Douglas C. Yearley
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Robert J. Stevens
---------------------------
Robert J. Stevens
President and Chief Operating Officer

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              February 28, 2002
/s/ Christopher E. Kubasik
---------------------------
Christopher E. Kubasik
Senior Vice President and
Chief Financial Officer